EXHIBIT 10.3
1
August 18, 2021
Joe Berquist

Quaker Houghton
Dear Joe:
Congratulations!

I am pleased to offer you this promotion to the EVP, Chief Strategy Officer and MD, Global Specialty Businesses.

In
addition

to

your

current

responsibilities

for

directing

the

Company’s

strategic

priorities

and

leading

the

Global

Specialty

Business
segment,

you

will

be

responsible

for

directing

the

Company’s

global

merger

&

acquisition

process

and

organization,

leading

our
Corporate

Sustainability

efforts,

directing

our

strategic

and

operational

approach

for

supporting

our

information

technology
infrastructure,

and our plan and execution for digitization by leading our Information Technology organization.

Your

tentative start date for this position is September 9, 2021.

We believe you can

make significant contributions in this role and will
find this opportunity engaging and rewarding.

Please review the details of the offer below.

Salary
Your

new annualized

salary is

$500,000,

effective on

September 9,

2021.

You

will be

eligible for

your next

merit increase

in April
2022,

reflective of performance year 2021.
Annual Incentive Plan

You

will continue to participate in our 2021 Annual Incentive Plan (AIP), with an annual bonus target of 65% of your base salary.

This
is inclusive of the full 2021 annual performance for your responsibility areas and based on your revised base salary.

Long Term

Incentive Plan
You

will be eligible to participate in our Long

Term Incentive Plan (LTIP)

at a target value of 100% of your

base salary.

For the 2021
plan

year,

you received

a grant

on March

15
th

valued

at $270,000.

You

will receive

an additional

Restricted

Stock grant

valued

at
$230,000 in October 2021 to reflect the difference from the grant provided in March of 2021.

The Restricted Stock grant is time based
and will vest in accordance with the LTIP

rules.

The terms and

conditions of your

employment remain in

effect, except

as specifically set

forth above.

Quaker Houghton reserves

the
right to modify your job title, duties and compensation, as well as all company rules, practices and other terms of employment.
We are

excited about this opportunity for

you Joe and look forward

to you accepting this expanded role

with Quaker Houghton.

After
your review of this offer,

please sign below to confirm your acceptance and return to me with a copy to Rob Traub and Kym Johnson.
Sincerely,
/s/ Michael F. Barry
Mike Barry
CEO, President and Chairman of the Board
Quaker Chemical Corporation
A Quaker Houghton Company
901 E. Hector Street
Conshohocken, PA 19428-2380
T: 610.832.4000
quakerhoughton.com

Employee Offer Acceptance
I accept the terms and conditions outlined above:
/s/ Joseph C. Berquist 18-August-2021
Joseph Berquist Date